Disposal of subsidiary undertaking	6 Months Ended
Jun. 30, 2026
Discontinued Operations and Disposal Groups [Abstract]
Disposal of subsidiary undertaking	Disposal of subsidiary undertaking
Disposal of Symphony Health Solutions Corporation

On May 8, 2026, ICON completed the disposal of Symphony Health Solutions Corporation ("Symphony") pursuant to a merger agreement, by and among HealthVerity, Inc. ("HealthVerity"), Symphony, Pharmaceutical Research Associates, Inc. and HealthVerity Merger Sub, Inc. ("HV Merger Sub"), a wholly owned subsidiary of HealthVerity. Pursuant to the merger agreement, HV Merger Sub merged with and into Symphony, with Symphony surviving the merger as a wholly owned subsidiary of HealthVerity.

The consideration payable by HealthVerity in connection with the merger consisted of shares of stock in HealthVerity, subject to customary adjustments as set forth in the merger agreement. In connection with the merger, ICON also purchased additional shares of stock in HealthVerity for an aggregate purchase price of $37.5 million. As a result, ICON holds a minority equity interest in HealthVerity.

The Company's purchase of additional HealthVerity shares occurred in conjunction with the overall disposal transaction. The Company therefore concluded that the disposal of Symphony and the subscription for additional HealthVerity shares were economically linked. Accordingly, the Company accounted for the arrangements together in determining the gain or loss on disposal.

In determining the fair value of the consideration received, the Company considered, among other factors, the rights associated with the shares, HealthVerity's capital structure and other relevant valuation metrics. Based on the specific facts and circumstances of the transaction and the characteristics of the HealthVerity shares received, the Company determined that the fair value of the consideration received was nominal.
The Company recognized a pre-tax loss on disposal, including transaction costs, of $32.9 million in the condensed consolidated Statements of Operations for the three months and six months ended June 30, 2026 related to this disposal. The pre-tax loss on disposal was determined with reference to (i) the fair value of consideration received, (ii) the net carrying amount of Symphony immediately prior to disposal, (iii) the Company's $37.5 million payment made as part of the overall transaction, and (iv) the fair value of certain tax indemnifications. A capital tax loss was generated on disposal of this investment, and no net tax benefit was recorded as a result in the period. As at June 30, 2026 the carrying value of the Company's investment in HealthVerity was $nil.